

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating Partners 1995-B, Ltd's balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         2,277,683
<SECURITIES>                                   0
<RECEIVABLES>                                  81,502
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               2,369,010
<PP&E>                                         369,958
<DEPRECIATION>                                 (45,876)
<TOTAL-ASSETS>                                 2,693,092
<CURRENT-LIABILITIES>                          191,535
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,501,557
<TOTAL-LIABILITY-AND-EQUITY>                   2,693,092
<SALES>                                        116,317
<TOTAL-REVENUES>                               244,620
<CGS>                                          0
<TOTAL-COSTS>                                  55,478<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                95,456
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            95,456
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   95,456
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depretion, depletion and amortization expense. Excludes general and administrative and inte rest expense.


